SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Deutsche New York Tax-Free Income Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2004.
Rebecca L. Flinn, Director. Portfolio Manager of the fund through July 12, 2018. Began managing the fund in 2014.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
Please Retain This Supplement for Future Reference
June 25, 2018
PROSTKR-1062